Supplement dated September 20, 2016
to the Prospectus and Summary Prospectus, as supplemented, of the following funds:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Large Cap Growth Fund II	7/1/2016
Columbia Large Cap Growth Fund III	7/1/2016
Columbia Large Cap Growth Fund V	7/1/2016
(each, a Fund)
In December 2015, the Board of Trustees (the Board) of each Fund approved an Agreement and Plan of Reorganization (each, an Agreement) on behalf of each Fund to merge with and into Columbia Large Cap Growth Fund, a series of Columbia Funds Series Trust I. Shareholder approval of each Agreement was required and earlier this year each Fund began soliciting shareholders in connection with the proposed mergers. Although, in each case, a significant majority of votes that were cast were in favor of each proposed merger, an insufficient number of outstanding shares were voted (either For or Against each proposed merger) to meet the requirement constituting approval by a "majority" of outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). The 1940 Act defines such a majority as the lesser of (i) 67% or more of the voting securities of a fund that are present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy at the meeting, or (ii) more than 50% of the outstanding voting securities of the fund. As a result, the Board has determined to take a different course of action and cancel the previously announced adjourned Joint Special Meeting of Shareholders scheduled for November 29, 2016.
At a meeting held on September 12-14, 2016, the Board, having determined that a reorganization of the Funds was still in the best interest of each Fund’s shareholders, voted to approve a new Agreement and Plan of Reorganization to merge Columbia Large Cap Growth Fund II and Columbia Large Cap Growth Fund V (each, a Selling Fund) with and into Columbia Large Cap Growth Fund III (the Buying Fund). This determination was based in part on applicable law (including the 1940 Act) permitting implementation of the mergers without obtaining shareholder approval. The mergers are expected to occur on or about October 28, 2016 (the Reorganization Date) and are expected to be a tax-free reorganization for U.S. federal income tax purposes.
In connection with these reorganizations, the following rules and policies will apply:
Restrictions and Other Policies on New Account Openings, Purchases, Exchanges and Redemptions of Selling Fund Shares
New Accounts
New account applications for the purchase of shares of a Selling Fund received in good order will be accepted up to and through the close of business on the Reorganization Date, as identified above. Thereafter, any account application for shares of a Selling Fund will be rejected. Further, any request made to open a new account for shares of a Selling Fund after the close of business on the Reorganization Date will not automatically be treated as a request to open a new account for shares of the Buying Fund and efforts will be made to contact the party making the new account request.
Purchases, Exchanges and Redemptions of Shares of a Selling Fund
Purchases, exchanges and redemptions of shares of a Selling Fund will continue to be accepted up to and through the close of business on the Reorganization Date. In addition, any request to purchase, exchange or redeem shares of a Selling Fund received in good order within 30 days after the close of business on the Reorganization Date will automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund. After this 30-day period, any request to purchase, exchange or redeem shares of a Selling Fund will be rejected and will not automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund.
Systematic Investment Plan and Systematic Withdrawal Plan Transactions
If you are currently participating in the Systematic Investment Plan or Systematic Withdrawal Plan with respect to a Selling Fund, your current systematic transactions will be carried over from your Selling Fund to the Buying Fund.
Certificates of Shares
If you currently hold any shares of a Selling Fund in certificate form, those shares will be deemed null and void upon completion of the fund merger. Your shares will be held in “deposit” or book entry form in the Buying Fund.
SUP000_00_031_(09/16)

Important Note
Because each Selling Fund will merge into the Buying Fund on its Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Selling Fund prior to its Reorganization Date. You should consider the investment objectives, risks, charges and expenses of the Buying Fund and/or Selling Fund carefully before investing. To obtain the Buying Fund’s current prospectus, shareholder reports and other regulatory filings, contact your financial advisor or visit www.investor.columbiathreadneedleus.com.
Effective immediately, the first sentence in the second paragraph under the heading “Principal Investment Strategies” in the “Summary of the Fund” and the “More Information About the Fund” sections of the prospectus of Columbia Large Cap Growth Fund III is hereby deleted. Also, the information under the heading “Principal Risks” in the “Summary of the Fund” and the “More Information About the Fund” sections of the prospectus of Columbia Large Cap Growth Fund III is hereby revised to remove Non-Diversified Fund Risk.
Shareholders should retain this Supplement for future reference.
2
SUP000_00_031_(09/16)